40|86 SERIES TRUST
Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

11825 N. Pennsylvania Street
Carmel, Indiana 46032

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 14, 2005

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of each of the above-listed portfolios (each a “Portfolio”) of the 40|86 Series Trust, a Massachusetts business trust (the “Trust”). The Meeting will be held on December 14, 2005 at the offices of 40|86 Advisors, Inc. located at 535 N. College Avenue, Carmel, Indiana 46032, at 11:00 a.m., local time, to vote on the following proposals (“Proposals”):

1. To elect two Trustees of the Trust; and
2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Separate accounts of Jefferson National Insurance Company, Business Men’s Assurance Company of America and Washington National Insurance Company (the “Insurance Companies”) are the only shareholders of the Portfolios. The Insurance Companies will solicit and vote the shares of the Portfolios at the Meeting in accordance with timely instructions received from owners of the variable annuity contracts and variable life insurance contracts (“Variable Contracts”) having contract values allocated to a separate account invested in such shares.

If you are a variable contract owner of record at the close of business on November 14, 2005, you have the right to instruct the Insurance Company sponsoring your variable contract as to the manner in which shares of the Portfolios attributable to your variable contract should be voted.
An Insurance Company may revoke its proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting at the Meeting.

By order of the Board of Trustees,

Jeffrey M. Stautz Secretary
November 17, 2005
11825 N. Pennsylvania Street
Carmel, Indiana 46032

40|86 SERIES TRUST

Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio
11825 N. Pennsylvania Street
Carmel, Indiana 46032

PROXY STATEMENT

This Proxy Statement is being furnished on behalf of the Board of Trustees (the “Board”) of 40|86 Series Trust, a Massachusetts business trust (the “Trust”), currently offering shares of the Equity Portfolio, Balanced Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio (each a “Portfolio”, and collectively the “Portfolios”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on December 14, 2005 at the offices of 40|86 Advisors, Inc. located at 535 N. College Avenue, Carmel, Indiana 46032, at 11:00 a.m., local time, and any adjournment thereof. This Proxy Statement and the accompanying voting instruction card are first being mailed on or about November 18, 2005.

At the Meeting, shareholders will be asked to vote on the following proposals (each a “Proposal”):

1. To elect two Trustees of the Trust; and

2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Shares of the Portfolios are held exclusively by certain insurance company separate accounts (“Separate Accounts”, or also referred to as the “Shareholders”) pursuant to agreements with each participating insurance company (“Participation Agreements”). The Separate Accounts are being asked to approve the aforementioned Proposals contemplated thereunder as discussed in this Proxy Statement. If you are an owner (“Owner”) of a variable annuity contract or variable life insurance contract (each, a “Variable Contract”) funded by a Separate Account, you have received this Proxy Statement because shares of one or more of the Portfolios have been purchased at your direction by your insurance company (“Insurance Company”) through the Separate Accounts. You are being asked by your Insurance Company on behalf of the Separate Accounts for instructions as to how to vote the shares of the Portfolios that are attributable to your Variable Contract. Your Insurance Company will vote all of its shares in the same proportion as the voting instructions actually received from its Owners.

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COPIES OF THE PORTFOLIOS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO OWNERS. OWNERS MAY REQUEST COPIES OF THE PORTFOLIOS’ ANNUAL AND SEMI-ANNUAL REPORTS, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY WRITING THE PORTFOLIOS AT 11815 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA 46032, OR BY CALLING 1-866-299-4086.

GENERAL VOTING INFORMATION

All properly executed and unrevoked proxies received from Shareholders in time for the Meeting will be voted as indicated on the proxy card by persons designated by the Board (“Proxy Holders”). If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the Proxy Holders’ discretion. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposals. Each Insurance Company will vote shares of the Portfolios held by each of its Separate Accounts in accordance with instructions received from the Owners. Each Insurance Company will also vote shares of the Portfolios held in each Separate Account for which it has not received timely instructions, as well as any shares held in its general account, in the same proportion as it votes shares held by that Separate Account for which it has received instructions. Shareholders of the Portfolios and Owners permitted to give instructions, and the number of shares for which such instructions may be given for purposes of voting at the Meeting and any adjournment thereof, will be determined as of the record date.
An Insurance Company giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy card or by submitting a written notice of revocation to the Secretary of the Trust (“Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw its proxy by voting at the Meeting.

Shareholder Information

Shareholders of record as of the close of business on November 14, 2005 (“Record Date”), are entitled to vote at the Meeting. Information as to the number of outstanding shares for each Portfolio as of the Record Date is set forth below:

Portfolio	Outstanding Shares
Equity Portfolio	6,353,973.466
Balanced Portfolio	3,130,696.919
High Yield Portfolio	844,123.510
Fixed Income Portfolio	2,320,264.444
Government Securities Portfolio	1,066,617.905
Money Market Portfolio	39,148,721.565

The shares have been issued only in connection with the sale of the following:

•	Various contracts offered by Jefferson National Life Insurance Company;

•	Variable Account B issued by Washington National Insurance Company, formerly Bankers National Life Insurance Company;

•	BMA Variable Account A issued by Business Men’s Assurance Company of America.

The addresses of the Insurance Companies listed above are:

•	Jefferson National Life Insurance Company, 1002 S. 12th Street, Louisville, Kentucky 40210

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•	Business Men’s Assurance Company of America, 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615

•	Washington National Insurance Company, 11825 N. Pennsylvania Street, Carmel, Indiana 46032

As of November 14, 2005, to the Trust’s knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding Shares of the 40|86 Series Trust Portfolios:

Portfolio Name	Name and Address of Owner	Number of Shares Beneficially Owned[1]	Percentage of Portfolio Owned
Equity Portfolio	Separate Accounts of Jefferson National Life Insurance Company 1002 S. 12th Street Louisville, KY 40210	6,313,677.599	99.37%
Balanced Portfolio	Separate Accounts of Jefferson National Life Insurance Company 1002 S. 12th Street Louisville, KY 40210	3,053,855.313	97.55%
High Yield Portfolio	Separate Accounts of Jefferson National Life Insurance Company 1002 S. 12th Street Louisville, KY 40210	844,123.510	100.00%
Fixed Income Portfolio	Separate Accounts of Jefferson National Life Insurance Company 1002 S. 12th Street Louisville, KY 40210	2,320,125.320	99.99%
Government Securities Portfolio	Separate Accounts of Jefferson National Life Insurance Company 1002 S. 12th Street Louisville, KY 40210	1,042,499.210	97.74%
Money Market Portfolio	Separate Accounts of Jefferson National Life Insurance Company 1002 S. 12th Street Louisville, KY 40210	39,101,224.358	99.88%

1The Shareholder will vote these Shares in accordance with voting instructions received in a timely manner from Owners of variable contracts.

As of November 14, 2005, to the Trust’s knowledge, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Solicitation of Proxies and Voting Instructions

The solicitation of voting instructions from Owners, the cost of which will be borne by the Trust, may be made by mail, telephone, facsimile, personal contact by officers or employees of the Insurance Companies, the Trust or their affiliates. The Trust’s officers and employees of 40|86 Advisors, Inc., the investment adviser of the Trust (the “Adviser”), who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts.

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Quorum

For each Portfolio, the presence, in person or by proxy, of a majority of the shares of the Portfolio outstanding and entitled to vote will constitute a quorum with respect to that Portfolio.

Vote Required

The election of Trustees under Proposal 1 requires the affirmative vote of a plurality of the outstanding shares of the Portfolios present in person or by proxy. Abstentions will be counted as present at the Meeting for purposes of determining a quorum and will have the effect of a “AGAINST” vote on the Proposal.

Adjournments

In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the Proposals are not received, the Proxy Holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The Proxy Holders will vote those proxies that they are entitled to vote “FOR” the Proposals in favor of an adjournment, if proposed, and will vote those proxies required to be voted “AGAINST” the Proposals against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Recommendation of the Board of Trustees

The Board of Trustees unanimously recommends that shareholders vote “FOR” the Proposals.

TO ELECT TWO TRUSTEES OF THE TRUST
(ALL PORTFOLIOS VOTING TOGETHER)

The Board proposes that the two individuals, Ms. Audrey L. Kurzawa and Mr. Vincent J. Otto, named in the table below be elected to serve as members of the Board. All Trustees serve until their successors are duly elected and qualified.

On June 28, 2005, Mr. Gregory J. Hahn resigned from the Board. On the same day, the Board, including a majority of those trustees not considered “interested persons” as that term is defined under the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”) appointed Ms. Audrey L. Kurzawa as President and Trustee to replace Mr. Hahn. On September 27, 2005, the Board, including a majority of the Independent Trustees, nominated Ms. Kurzawa to be elected as trustee by the Trust’s shareholders. Also on September 27, 2005, Mr. Vincent J. Otto was nominated by the Board, including a majority of the Independent Trustees, to be elected as trustee by the Trust’s shareholders.

Messrs. R. Jan LeCroy and Harold W. Hartley are scheduled to retire from the Board on December 15, 2005 and Mr. David N. Walthall has also indicated his intention to resign from the Board at that time. Ms. Diana H. Hamilton and Mr. R. Matthew Neff, who were elected to the Board by the Trust’s shareholders on May 9, 2005, will continue to serve as Independent Trustees.

The Board has voted unanimously to reduce the number of Board members to five (5) from six (6), effective as of the 40|86 Strategic Income Fund shareholder meeting scheduled for December 15, 2005, pursuant to the power granted to the Board in Article 9, Section 9.1 of the Trust’s Amended Declaration of Trust. The remaining Board vacancy is anticipated to be filled by appointment by the Trustees in 2006.

The following information regarding the Nominees, and each Trustee whose term will continue after the Meeting, includes such person’s age, positions with the Adviser (if any), principal

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occupation and business experience for the last five years, and the number of years each has served as a Trustee. None of the persons nominated is related to any other.

Name,Address and Age of Trustee or Nominee 1	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation and Business Experience During Past 5 Years	Number of 40|86 Family of Funds and Portfolios Overseen[2]	Other Directorships held by by Nominee for Trustee
Nominees for Independent Trustees
Vincent J. Otto, 46	None	N/A	Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Director, Federal Home Loan Bank of Indianapolis.	None	None
Nominees for Interested Trustees[3]
Audrey L. Kurzawa, 38	President and Trustee	Since June 2005	President and Trustee of the Trust; Certified Public Accountant; Controller and Senior Vice President, Adviser. President and Trustee of one other investment company managed by the Adviser	2 registered investment companies consisting of 7 portfolios	None
Current Independent Trustees
Diana H. Hamilton, 49	Trustee	Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance, Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None

R. Matthew Neff, 50	Trustee	Since December 2004	Chairman and Co-Chief Executive Office of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None

1All Trustees and officers have a mailing address c/o 40|86 Advisors, Inc., 535 College Drive, Carmel, IN 46032.

2The 40|86 Mutual Fund Complex consists of the Trust and 40|86 Strategic Income Fund, a closed-end investment company.

3Ms. Kurzawa is considered an “interested person” of the Trust as defined in the 1940 Act due to her employment with the Adviser.

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Beneficial Ownership of Shares of the Trust Held by Each Trustee and Nominee for Election as Trustee

The following table shows the dollar range of equity securities beneficially owned by each Trustee or nominee for Trustee in the Trust and on an aggregate basis, in the registered investment companies overseen by the Trustee or nominee within the 40|86 Mutual Fund Complex as of October 31, 2005:

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee or Nominee in the 40|86 Mutual Fund Complex
Independent Trustees/Nominee
Diana H. Hamilton	None	None
R. Matthew Neff	None	None
R. Matthew Neff	None	None

Interested Trustees/Nominee
Audrey L. Kurzawa	None	None

For the preceding five years, to the knowledge of the Trust, none of the Independent Trustees, nor his or her immediate family members, beneficially owned any class of securities in, or had any direct or indirect business relationships with the Adviser, principal underwriter of the Trust, the Trust’s independent registered public accountants, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Trust.

To the knowledge of the Trust’s management, as of the Record Date, the Trustees and officers of the Trust owned an aggregate of less than one percent of the outstanding shares of any of the Portfolios.

Compensation of Trustees

Each Independent Trustee receives an annual retainer fee of $7,500 and a meeting fee of $1,500 for each Board of Trustees meeting, Independent Trustee meeting or separate committee meeting (that is, committee meeting(s) not conducted in conjunction with a Board of Trustees meeting or Independent Trustee meeting) he or she attends. Additionally, each Independent Trustee receives a fee of $500 for attending telephonic Board of Trustees meetings and separate telephonic committee meetings. The Chairman of the Board of Trustees receives an additional per-meeting fee of $375 for in-person Board meetings. The Trust also reimburses each Independent Trustee for travel and out-of-pocket expenses. The Adviser pays all compensation of officers and Trustees of the Trust who are affiliated with the Adviser. The Trust does not pay any other remuneration to its officers and Trustees, and the Trust does not have a bonus, pension, profit-sharing or retirement plan.

During the Trust’s fiscal year ended December 31, 2004, the Board of Trustees held six meetings. Each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and committee meetings held during the fiscal year.

The aggregate amount of compensation paid to each Independent Trustee by the Trust for the fiscal year ended December 31, 2004, and by all funds in the 40|86 Family of Funds for which such Trustee was a Board member was as follows:

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Name of Trustee or Nominee	Aggregate Compensation from Trust[1]	Total Compensation From Trust and 40|86 Mutual Fund Complex Paid to Trustee[2]
Independent Trustees/Nominee
Diana H. Hamilton	$1,750	$1,750
R. Matthew Neff	$1,750	$1,750
Vincent J. Otto	N/A	N/A
David N. Walthall	$15,333	$39,750
Harold W. Hartley	$14,208	$36,750
Dr. R. Jan LeCroy	$14,208	$36,750

Interested Trustee/Nominee and Officers
Audrey L. Kurzawa	$0	$0
Daniel J. Murphy	$0	$0
William T. Devanney, Jr.	$0	$0
Jeffrey M. Stautz	$0	$0
Sarah L. Bertrand	$0	$0

[1]	Amount does not include reimbursed expenses for attending meetings of the Board of Trustees, which amounted to $9,843 for all Trustees as a group.

[2]
Represents total compensation from all investment companies in the fund complex, including the Trust, for which the Trustee serves as a member of the Board of Trustees. Mssrs. Hartley, LeCroy and Walthall served as Trustees for Conseco Fund Group (8 portfolios) until April 30, 2004, and as Directors for Conseco StockCar Stocks Mutual Fund, Inc, (1 portfolio) until October 29, 2004.

Committees of the Board of Trustees

Audit Committee

The Trust has an Audit Committee comprised of all of the Independent Trustees who are “independent” as defined by the 1940 Act. During the fiscal year ended December 31, 2004, the Audit Committee held three meetings.

The principal purposes of the Audit Committee are to (1) oversee the accounting and financial reporting processes of the Trust and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (2) oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof; (3) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (4) approve prior to appointment the engagement of the Trust’s registered independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s registered independent public accountants; and (5) to act as a liaison between the Trust’s registered independent public accountants and the full Board.

Set forth in the tables below are fees billed by PricewaterhouseCoopers (“PwC”), the Trust’s registered independent public accountants, for the Trust’s last two fiscal years ended December 31:

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2003
Audit Fees	Audit Related Fees	Tax Fees	Other Fees
$103,000	$0	$18,200	$0

2004
Audit Fees	Audit Related Fees	Tax Fees	Other Fees
$113,400	$0	$22,400	$0

The Audit Committee pre-approved the tax related services listed above and determined that the provision of such services is compatible with PwC maintaining its independence. PwC’s tax services include reviewing both federal and state income tax returns and capital gains distributions.

PwC did not provide any Audit Related or other services and therefore, did not receive any Audit Related Fees or Other Fees from the Trust.

The Audit Committee is required to pre-approve permitted non-audit services provided by PwC to the Adviser and certain of its affiliates to the extent that the services related directly to the operations and financial reporting of the Trust. The aggregate fees paid by the Trust, its Adviser and certain of its affiliates to PwC for non-audit services totaled approximately $30,233 in 2003 and $10,436 in 2004. The Audit Committee has considered whether the provision of these non-audit services to the Adviser and certain of its affiliates, which did not require Audit Committee pre-approval, is compatible with maintaining PwC’s independence and concluded that the provision of these non-audit services has not compromised PwC’s independence.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Nominating Committee

The Trust has a Nominating Committee comprised of all of the Independent Trustees who are “independent” as that term is defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals to serve as Trustees, including as Independent Trustees. Each member of the Nominating Committee must be an Independent Trustee. During the fiscal year ended December 31, 2004, the Nominating Committee held four meetings.

Since March 2005, members of the Nominating Committee reviewed resumes and questionnaires for prospective nominees. The Nominating Committee met on August 18, 2005 to interview prospective nominees and nominated two individuals on September 27, 2005 to be elected by shareholders.

Nominating Committee Charter. The Nominating Committee has a written charter. A copy of the Trust’s Nominating Committee Charter was previously filed with the Securities and Exchange Commission on April 7, 2005 as Appendix B of the 40|86 Series Trust Proxy Statement.

Nominee Qualifications. The Committee requires that Trustee candidates have a college degree or equivalent business experience. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, integrity, and substantive knowledge in areas important to the Board of Trustees’ operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, they must be independent from the Adviser, its affiliates and other principal service providers. The Nominating Committee also considers whether the prospective candidates’ workloads would allow them to attend meetings of the Board of Trustees, be available for service on Board committees, and devote the time and effort necessary to attend to Board matters and the

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rapidly changing regulatory environment in which the Trust operates.

Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

Identifying Nominees. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser, and (iv) any other source the Committee deems to be appropriate, including shareholders. Resumes of candidates may be sent to the Secretary of the Trust at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates. The Nominating Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Nominating Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Nominating Committee members would be arranged. If the Nominating Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with all Trustees for input. The Trust has not paid a fee to third parties to assist in finding current nominees. The Nominating Committee may consider candidates proposed by personnel of the Adviser or its affiliates.

Compensation Committee

The Trust has a Compensation Committee comprised of all of the Independent Trustees who are “independent” as that term is defined in the 1940 Act. The Compensation Committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends any appropriate changes, as necessary. During the fiscal year ended December 31, 2004, the Compensation Committee held one meeting.
Insurance Committee

The Trust has an Insurance Committee comprised of all of the Independent Trustees who are “independent” as that term is defined in the 1940 Act. The Insurance Committee periodically reviews and evaluates the insurance coverage that protects the Trust and the Trustees. During the fiscal year ended December 31, 2004, the Insurance Committee held one meeting.
Retirement Committee

The Trust has a Retirement Committee comprised of all of the Independent Trustees who are “independent” as that term is defined in the 1940 Act. The Retirement Committee periodically reviews and evaluates the retirement policy and recommends any appropriate changes, as necessary. During the fiscal year ended December 31, 2004, the Retirement Committee held one meeting.
Trustee Attendance at the Meeting
The Trust has no formal policy regarding Trustee attendance at shareholder meetings. The former President of the Trust, who was also a Trustee, attended the Special Meeting of Shareholders held in May 2005.
Required Vote

Approval of the nominees for the Board of Trustees requires the affirmative vote of a plurality of the shares of the Trust.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF
THE NOMINEES TO SERVE AS TRUSTEES OF THE TRUST.

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OTHER INFORMATION

Executive Officers of the Trust

Name and Age	Position Heldwith the Trust	Principal Occupation and Business Experience for the Last Five Years
Daniel J. Murphy, 49	Treasurer Since June 2005
Certified Public Accountant; Senior
Vice President, President of Conseco
Services, LLC and Senior Vice
President and Treasurer of various
Conseco affiliates. Treasurer of one
other mutual fund managed by
the Adviser.

Jeffrey M. Stautz, 47	Secretary and Chief Legal Officer Since May 2005
Vice President, General Counsel,
Chief Compliance Officer and,
Secretary, 40|86 Advisors, Inc.
Secretary and Chief Legal Officer of
one other mutual fund managed by
the Adviser. Previously,
Partner, Baker & Daniels, LLP.

William T. Devanney, 48	Vice President, Corporate Taxes Since June 1993	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various Conseco affiliates. Vice President of one other mutual fund managed by the Adviser.

Sarah L. Bertrand, 37	Chief Compliance Officer and Assistant Secretary Since December 2004	Assistant Vice President, Legal & Compliance, and Assistant Secretary, 40|86 Advisors, Inc. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.

Investment Adviser

40|86 Advisors, Inc., a registered investment adviser located at 535 N. College Drive, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), a publicly held financial services company (NYSE: CNO), and serves as the investment adviser to each of the Portfolios.

Administrator

Conseco Services, LLC, located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, and acts as administrator to the Trust.

Principal Underwriter

Conseco Equity Sales, Inc., located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, and serves as the principal underwriter for each Portfolio.

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Custodian

The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Portfolio.

Shareholder Proposals

As a general matter, the Trust does not hold regular annual or other regular meetings of shareholders. Any shareholder that wishes to submit proposals to be considered at a special meeting of the Trust’s shareholders should send such proposals to the Trust at 11815 North Pennsylvania Street, Carmel, Indiana 46032. Proposals must be received within a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Business

The Trust’s management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Trust’s shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust.

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the document was delivered. If a shareholder wishes to receive a separate copy of the proxy statement, please call 1-866-299-4086 or notify the Trust in writing addressed to the Secretary of the Trust (11815 North Pennsylvania Street, Carmel, Indiana 46032). You may also call or write to the Trust at the number and address specified above to notify the Trust that (1) you wish to receive a separate copy of any annual report or proxy statement in the future or (2) you wish to receive delivery of a single copy of any annual report or proxy statement in the future (if you are currently receiving multiple copies of annual reports or proxy statements).

Shareholders may send written communications to the Trust’s Board of Trustees or to an individual Trustee by mailing such correspondence to the Secretary of the Trust (addressed to 11815 North Pennsylvania Street, Carmel, Indiana 46032). Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee.

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